Third Quarter 2024 Results October 25, 2024

3rd Quarter 2024 2 Cautionary Statement Forward-Looking Information This earnings presentation and the associated conference call may include forward‐looking statements by the Company and our authorized officers pertaining to such matters as our goals, beliefs, intentions, and expectations regarding (a) revenues, earnings, loan production, asset quality, liquidity position, capital levels, risk analysis, divestitures, acquisitions, and other material transactions, among other matters; (b) the future costs and benefits of the actions we may take; (c) our assessments of credit risk and probable losses on loans and associated allowances and reserves; (d) our assessments of interest rate and other market risks; (e) our ability to execute on our strategic plan, including the sufficiency of our internal resources, procedures and systems; (f) our ability to attract, incentivize, and retain key personnel and the roles of key personnel; (g) our ability to achieve our financial and other strategic goals, including those related to our merger with Flagstar Bancorp, Inc., which was completed on December 1, 2022, our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, and our ability to fully and timely implement the risk management programs institutions greater than $100 billion in assets must maintain; (h) the effect on our capital ratios of the approval of certain proposals approved by our shareholders during our 2024 annual meeting of shareholders; (i) the conversion or exchange of shares of the Company’s preferred stock; (j) the payment of dividends on shares of the Company’s capital stock, including adjustments to the amount of dividends payable on shares of the Company’s preferred stock; (k) the availability of equity and dilution of existing equity holders associated with amendments to the 2020 Omnibus Incentive Plan; (l) the effects of the reverse stock split; and (m) transactions relating to the sale of our mortgage business and mortgage warehouse business. Forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” "confident," and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward‐looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward‐looking statements. Furthermore, because forward‐looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results. Our forward‐looking statements are subject to, among others, the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities, credit and financial markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios, including associated allowances and reserves; changes in future allowance for credit losses, including changes required under relevant accounting and regulatory requirements; the ability to pay future dividends; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; recent turnover in our Board of Directors and our executive management team; changes in our strategic plan, including changes in our internal resources, procedures and systems, and our ability to successfully implement such plan; changes in competitive pressures among financial institutions or from non‐financial institutions; changes in legislation, regulations, and policies; the imposition of restrictions on our operations by bank regulators; the outcome of pending or threatened litigation, or of investigations or any other matters before regulatory agencies, whether currently existing or commencing in the future; the success of our blockchain and fintech activities, investments and strategic partnerships; the restructuring of our mortgage business; our ability to recognize anticipated expense reductions and enhanced efficiencies with respect to our recently announced strategic workforce reduction; the impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, military conflict (including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas, the possible expansion of such conflicts and potential geopolitical consequences), terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed on December 1, 2022, and our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction: the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. Additionally, there can be no assurance that the Community Benefits Agreement entered into with NCRC, which was contingent upon the closing of the Company’s merger with Flagstar Bancorp, Inc., will achieve the results or outcome originally expected or anticipated by us as a result of changes to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us, our customers, communities we serve, and the U.S. economy (including, but not limited to, tax laws and regulations). More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10‐K/A for the year ended December 31, 2023, Quarterly Report on Forms 10-Q for the quarters ended March 31, 2024 and June 30, 2024 and in other SEC reports we file. Our forward‐looking statements may also be subject to other risks and uncertainties, including those we may discuss in this news release, on our conference call, during investor presentations, or in our SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov. Our Supplemental Use of Non-GAAP Financial Measures This presentation may contain certain non-GAAP financial measures which management believes to be useful to investors in understanding the Company’s performance and financial condition, and in comparing our performance and financial condition with those of other banks. Such non-GAAP financial measures are supplemental to and are not to be considered in isolation or as a substitute for, measures calculated in accordance with GAAP.

Strategic Update

Our Five Areas of Strategic Focus

1	2	3	4	5
Continue to Bolster Management and Talent	**Ongoing Execution of Operating Plan**	**Achievable Capital and Earnings Forecast**	**Improve Funding Profile**	**Focus on Credit and Risk Management**
▪ Expanded C&I leadership team with addition of four accomplished senior executives, while continuing to build out commercial banking and specialized Industry coverage ▪ Recruited ~30 new hires in commercial and corporate banking ▪ Named new Chief Information Officer	▪ Second consecutive quarter of solid deposit growth ▪ Continue to reduce CRE exposure ▪ Proactively managing problem loans ▪ Strategic decision to exit non-relationship-based C&I loans	▪ Pro-forma CET1 of 11.4%, in line or above peers ▪ On track to meet earnings forecast by year-end 2027 ▪ Significant progress in reducing operating expenses through headcount reductions and cost controls ▪ Ongoing progress toward lowering funding costs ▪ Sale of MSR and TPO business to close during Q4'24	▪ Strong liquidity profile of $41.5 billion ▪ Reduced borrowings by $8.6 billion, or 30%, during the quarter; now represents 18% of total assets ▪ Deposits increased by $4 billion, or 5%, to $83 billion ▪ Private Bank deposits increased $1.8 billion, or 11% to $17.9 billion ▪ Loan-to-deposit ratio of 86%	▪ Annual CRE loan review substantially complete ▪ De-risked the office and CRE portfolio through substantial charge-offs taken year-to-date ▪ Maintained a solid ACL coverage ratio of 1.87% ▪ Named new Chief Credit Officer ▪ Continue to invest in our risk management infrastructure and added several skilled professionals

Long-Term Targets | **ROAA : 1%+** | **ROATCE: 11-12%** | **CET1 Ratio: 10.5-11.5%**

NYCB flagstar
3rd Quarter 2024 | 3

3rd Quarter 2024 4 Positive Momentum Continued During Third Quarter 2024 1 Sustained deposit growth in primary areas of focus; Private Banking deposits increased $1.8 billion to $17.9 billion, up 11%, compared to the prior quarter 3 Substantially completed the annual CRE loan portfolio review. Continue to proactively de-risk loan portfolio while also seeing increased CRE payoffs 4 Multi-family borrowers continue to support their properties. YTD, $2.1 billion of MF loans reached their repricing date; over 90% of loans that have repriced remain current or paid off 2 Positive shift in funding mix combined with a strong liquidity position and continued strong capital levels 5 Well positioned to successfully execute on C&I strategic growth plan with the addition of top tier talent Key Takeaways

3rd Quarter 2024 5 Meaningfully Revamped C&I Senior Leadership Team Significant Investment in C&I and Private Banking Leadership Reflecting Management’s Commitment to an Area of Strategic Growth Richard Raffetto Senior Executive Vice President, President of Commercial & Private Banking Joined July 2024  More than 30 years of experience in the banking industry, and more than 20 years serving in executive leadership positions and building commercial, corporate, and private banking teams  Most recently, he served as President and Director of City National Bank, the U.S. commercial and private banking subsidiary of Royal Bank of Canada where he led their commercial banking lines of business and products, including its leasing, treasury management, payments, and capital markets units Adam Feit Executive Vice President, Head of Specialized Industries Banking and Capital Markets Joined July 2024  More than 20 years of experience covering and advising clients, structuring and underwriting deals, and leading teams in global corporate and investment banking, capital markets, mid-cap banking, middle market banking and business banking  Most recently, he served as Managing Director and Head of Specialized Industries at U.S. Bank (formerly MUFG Union Bank)  Prior to that, he worked at Bank of America Merrill Lynch as an SVP in Global Commercial Banking and VP in Global Corporate and Investment Banking Joe Abruzzo Executive Vice President and Head of Regional Commercial Banking & Corporate Banking Joined September 2024  ~40 years of experience in commercial, corporate, and private banking  Previously he successfully transformed and managed the U.S. Commercial and Private Banking businesses at HSBC and Santander  Prior to that, he spent over 26-years at JPMorgan, where he leveraged his client-focused approach, strong credit risk management foundation, and capital markets expertise to expand the firm's businesses in both Commercial Banking and Corporate & Investment Banking. Rita Dailey Executive Vice President, Head of Commercial Deposits & Payment Solutions Joined August 2024  30 years of hands-on client relationship, product design, and leadership experience, with a focus on profitability and strategic growth  Most recently, she served as Head of Small and Medium Enterprise Products at Bank of the West where she was instrumental in developing new product strategies  Prior to that, she held senior leadership roles at MUFG Union Bank and BMO/Bank of the West  She will lead a national team serving commercial, corporate, real estate, business banking, and private banking clients Mike Mason Executive Vice President, Head of Credit Products, Commercial and Private Banking Joined September 2024  More than 30 years of experience in credit risk management, underwriting, credit portfolio strategy, and product development  Most recently, he served as EVP and Head of Credit Products at City National Bank, where he led a commercial lending transformation that established a new target operating model for credit delivery  Prior to that, he held senior leadership roles at Regions Financial, Accenture Consulting, and Bank of America Merrill Lynch. Matt Dalany Senior Vice President, Head of Specialized Industries Credit Products Joined September 2024  More than 30 years of experience in specialized industries credit underwriting, risk governance, and portfolio management  Most recently, he led MUFG's credit underwriting and portfolio management teams in support of its Sponsor Finance, Technology, and Healthcare sectors, and he recently played a key role in synchronizing the credit policies and risk management practices related to the merger with U.S. Bank  Prior to that, he spent over 20 years at Bank of America Merrill Lynch in various roles

3rd Quarter 2024 6 1 Establish a relationship-focused commercial bank model 3 Invest in product capabilities to drive relationship primacy and fee income 4 Attract new talent in areas of market opportunities and growth; currently have added over 30 new hires 5 Differentiate the banker and client experience with an entrepreneurial spirit, significant C&I lending capacity and a high degree of responsiveness to client credit and service needs 2 Enhance Commercial, Corporate, and Specialized Industries platform C&I Growth Strategy

3rd Quarter 2024 7 NYCB Flagstar Q4’23 NYCB Flagstar Q1’24 NYCB Flagstar Q2’24 NYCB Flagstar Q3’24 Category IV Banks Most Recent Available $50 – 100B Asset Banks Most Recent Available CET1 Ratio (Pro-forma for mortgage sale) 9.0% 10.1%(1) 11.2%(1) 11.4%(1) 10.8% 11.2% CET1 Ratio (Pro-forma for mortgage sale, inclusive of AOCI)(1)(2) 8.4% 9.4%(1)(2) 10.4%(1)(2) 10.7%(2) 8.6% 9.4% Loan to Deposit Ratio 104% 110% 94% 86% 80% 83% Cash + Securities / Assets 18% 20% 25% 29% 29% 24% Insured Deposits 67%(3) 84%(3) 84%(3) 83%(3) 55% 58% Source: S&P Capital IQ Pro. Note: See cautionary statements on page 2. Note 1: Assumes conversion of the remaining convertible preferred securities. $258 million of the preferred securities in the March 2024 remain to be converted upon receipt of certain governmental approvals. Also includes the pro-forma effect of lower risk weighted assets and increased equity from transaction gains from the third quarter 2024 business divestitures. Note 2: (CET1 + AOCI – CF Hedge in AOCI) / RWA; Exclusion of AOCI adjusted for cash flow hedges on loan portfolio. Note 3: Excludes collateralized deposits and excludes internal deposits. Capital and Liquidity Position

3rd Quarter 2024 8 2024 2025 2026 2027 Diluted Core EPS(1) ($3.10 – 3.00) ($0.35 – 0.30) $0.75 – 0.80 $2.10 – 2.20 Efficiency Ratio(2) 95 – 100% 85 – 90% 65 – 70% 45 – 50% CET1 Ratio 10.75 – 11.00% 10.50 – 11.00% 10.00 – 10.50% 10.25 – 10.75% ROAA NM NM 0.30 – 0.40% 0.90 – 1.00% ROATCE NM NM 4.50 – 5.00% 12.50 – 12.75% TBV Per Share(3) $17.50 – 18.00 $17.50 – 18.00 $18.50 – 19.00 $21.00 – 21.50 Forecast Update Includes impact from exit of mortgage business Note: See cautionary statements on page 2 Note 1: Excludes impact from bargain purchase gain, gain on sale of mortgage servicing, and merger-related expenses Note 2: Excludes impact from bargain purchase gain, gain on sale of mortgage servicing, intangible asset amortization, and merger-related expenses Note 3: Excludes warrants

3rd Quarter 2024 9 ($ in millions) 2024 2025 2026 2027 Net Interest Income $2,150 – 2,200 $2,050 – 2,100 $2,500 – 2,600 $3,000 – 3,100 Net Interest Margin 1.90 – 2.00% 1.95 – 2.10% 2.40 – 2.60% 2.80 – 2.90% Provision for Loan Losses $1,100 – 1,200 $225 – 275 $225 – 275 $150 – 180 Noninterest Income $425 – 450(1) $270 – 280 $310 – 320 $330 – 340 Noninterest Expense(2) $2,450 – 2,500 $2,000 – 2,050 $1,850 – 1,900 $1,650 – 1,700 Tax Rate ~18% ~(69)% ~36% ~27% Note: See cautionary statements on page 2 Note 1: Excludes bargain purchase gain and gain on sale of mortgage servicing Note 2: Excludes severance and items related to the exit of the mortgage business, merger-related expenses and intangible asset amortization Note 3: Reflects non-deductibility of FDIC assessment Forecast Update (cont’d) Includes impact from exit of mortgage business (3)

3rd Quarter 2024 10 Industry Balance ($B) 9/30/2024 Noninterest-Bearing Demand $18.6 Interest-Bearing Demand $15.3 Money Markets $6.4 Savings $13.5 Retail CDs $22.7 Jumbo CDs $6.5 Total Deposits $83.0 Deposits | Overview Core Deposit Growth(1)Well Diversified Deposit Base by Product  Total deposit growth of $8.2 billion, or 11% since March 2024  Private Banking deposits increased $1.8 billion, or 11.3% to $17.9 billion with a WAC of ~2.20%  Estimated that ~$4.0 billion of deposits, which are high-cost and volatile, at quarter-end would be impacted by Mortgage Business sale that is expected to close during the fourth quarter of 2024 HighlightsDeposit Base by Segment ($ in billions) 9/30/24 Change QoQ ($) Change QoQ (%) Retail $35.0 $2.5 7.8% Private Bank $17.9 $1.8 11.3% Mortgage $9.8 $0.7 8.2% Treasury $13.5 ($0.8) (5.5%) Commercial & Premier $6.8 ($0.3) (4.6%) Total Deposits $83.0 $4.0 5.0% $55.5 $59.5 $63.8 3/31/24 6/30/24 9/30/24 15% $ in billions Note 1: Excludes brokered deposits and jumbo CDs as reported in the quarterly Call Reports.

3rd Quarter 2024 11 Commercial Real Estate Payoffs YTD 2024 YTD Payoffs Total Substandard (%) Multi-Family $1.8 billion 37% Office $148 million 94% Non-Office CRE $648 million 13% Total CRE $2.6 billion 34% Significant year-to-date CRE payoffs at par with 34% of the payoffs from substandard loans YTD CRE Portfolio Payoffs at Par

3rd Quarter 2024 12 Multi- Family, $32.3B Multi-Family, $33.1B Thorough annual review on MF and CRE loan portfolios now at 97% and will continue to proactively review remaining population mainly small balance loans Multi-Family $33.2 47% C&I $16.5 23% CRE $12.5 18% 1-4 Family $5.2 7% Co-op $2.0 3% Other $1.8 2% Loan Portfolio | In-Depth Review Total Loans HFI at 9/30/2024 $71.1 Billion (amortized cost) Multi-Family and CRE: $40.5 Billion (UPB) In-Depth MF and CRE Review: $39.2 Billion (UPB) or 97% Reviewed Overview of In-Depth Loan Review Process Note 1: CRE includes Construction & Development and Owner-Occupied CRE. Note 2: Excludes Owner-Occupied CRE (will not sum to $12.5 billion). (1) (2) (2) UPB ($B) Average UPB ($M) Office Reviewed $2.4 $16.7 Under Review $0.2 $2.0 Multi-Family Reviewed $32.3 $8.8 Under Review $0.8 $3.1 Non-Office CRE Reviewed $4.5 $7.5 Under Review $0.3 $0.6 Non-Office CRE $4.8B Office $2.6B Non-Office CRE Office $2.4B $4.5B

3rd Quarter 2024 13 $1.3B $0.7B Multi-Family Portfolio | Overview Highlights  Q3’24 Multi-Family, excluding Co-op, portfolio ALLL: 1.86%  Multi-Family ACL among the highest relative to other multi-family focused lenders in the Northeast  Multi-Family ALLL reflects the mix of the company’s loans including the rent-regulated loans  Have taken $188 million of net charge-offs year-to-date $35.2 $34.8 $33.9 $33.1 12/31/23 3/31/24 6/30/24 9/30/24 Proactively Reducing Multi-Family Exposure(1) -6% Note 1: Reflects Multi-family UPB excluding Co-op loans Note 2: Northeast Multi-Family peers include banks with disclosed Multi-Family ALLL ratios: BPOP, EWBC, and FFIC as of 9/30/24 and BHLB, DCOM, FLIC, and WBS as of 6/30/24. $ in billions 1.9% 0.9% 0.8% 0.6% 0.5% 0.5% 0.4% 0.3% Peer 1 Peer2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 NYCB Flagstar Multi-Family ALLL Ratio vs Peers(2) Multi-family YTD’24 Repricing Loan Activity $2.1 Billion Remained at Bank, 63% Paid off, 34% $ in billions Other, $0.1B, 3%

3rd Quarter 2024 14 $976 $4,864 $5,049 $8,658 $13,211 2024 2025 2026 2027 2028+ Multi-Family Portfolio | In-Depth Review Highlights  97% of total Multi-family loans reviewed to date  100% of the largest loans have been reviewed  98% of multi-family where rent regulated loans are between 50% and 100% have been reviewed  Remaining loans to be reviewed, which represents 3% of the portfolio, have an average UPB of $3.1 million Multi-Family Portfolio Reviewed (UPB)(1) Multi-Family Portfolio Profile (UPB)(1) Option/Contractual Maturity per Year (UPB)(1) $ in millions ($ in billions) Balance Reviewed Remaining Balance to Review Total Portfolio UPB $32.3 billion $0.8 billion $33.1 billion # of Loans 3,685 266 3,951 Average Loan Size $9.5 million $3.1 million $8.4 million Note 1: Excludes Co-op loans Under Review $0.8B, 3% Reviewed $32.2B, 97% $ in billions

3rd Quarter 2024 15 Highlights  Already reviewed 93% of office portfolio, remaining is smaller balance loans  Have taken substantial net charge-offs of $388 million on existing loans in the office portfolio  Remaining loans to be reviewed, which represents 7% of the portfolio, have an average UPB of $2.0 million Office Portfolio Reviewed (UPB) Office Portfolio Profile (UPB) Office Portfolio | In-Depth Review NYCB Flagstar Office ALLL Ratio vs. Office Peers(1) 12.1% 11.0% 6.8% 6.0% 6.0% 5.0% 4.9% 4.6% 3.9% 3.1% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Note 1: Peers include banks with disclosed Office ALLL ratios (CFG, EGBN, EWBC, FCNC.A, HBAN, KEY, RF, WBS and ZION as of 9/30/24) ($ in billions) Balance Reviewed Remaining Balance to Review Total Portfolio UPB $2.4 billion $0.2 billion $2.6 billion # of Loans 144 85 229 Average Loan Size $16.7 million $2.0 million $11.2 million Under Review Reviewed $2.4B, 93% $ in billions $0.2B, 7%

3rd Quarter 2024 16 Non-Office CRE Portfolio | Overview  Q3’24 Non-Office CRE portfolio ALLL: 1.92%, or 2.15% excluding owner-occupied  In-depth reviews performed on 94% of the portfolio  Most loans under review are non-New York City small balance loans Total Non-Office CRE Portfolio Profile (UPB) Breakdown by Collateral Type (UPB) Total Non-Office CRE Portfolio Reviewed (UPB)(1) Highlights Note 1: Excludes Owner-Occupied CRE. Retail 38% Home Builder 26% C&D 17% Industrial 12% ($ in billions) Balance Reviewed Remaining Balance to Review Total Portfolio UPB $4.5 billion $0.3 billion $4.8 billion # of Loans 596 545 1,141 Average Loan Size $7.5 million $0.6 million $4.2 million $0.3B, 6% Reviewed $4.5B, 94% $ in billions Under Review Other 7%

3rd Quarter 2024 17 ACL as a % to LHFI increased to 1.87% 6/30/2024 9/30/2024 ($ in millions) Allowance ALLL % Allowance ALLL % Change in ALLL % Multi-Family $618 1.71% $624 1.78% 7 bps Multi-Family (excl. Co-op) $613 1.81% $614 1.86% 5 bps Co-op $5 0.25% $10 0.45% 20 bps CRE $325 3.31% $289 3.14% (17) bps Office (ex. Owner-Occupied) $196 6.62% $165 6.04% (58) bps Non-Office (incl. Owner-Occupied) $129 1.88% $124 1.92% 4 bps Construction & Development $43 1.32% $50 1.54% 22 bps C&I $177 0.98% $189 1.15% 17 bps C&I - Specialty Finance $59 0.62% $79 0.88% 26 bps C&I - Non-Specialty Finance (incl. Office Owner-Occupied) $118 1.40% $110 1.47% 7 bps 1-4 Family $41 0.70% $42 0.80% 10 bps Home Equity $62 4.16% $64 4.22% 6 bps Consumer and Other $4 1.63% $4 1.74% 10 bps Total Loans HFI and Allowance for Loan Losses $1,268 1.70% $1,264 1.78% 8 bps Unfunded Commitment Reserve $58 $64 Total Allowance for Credit Losses $1,326 1.78% $1,328 1.87% 9 bps Asset Quality | Allowance for Credit Loss Detail

3rd Quarter 2024 18 MF $1,504 CRE $692 C&I $235 Other $83  68% of total NALs are current, compared to 61% at 6/30/2024  Total loans 30 to 89 days past due decreased $940 million, or 78%, compared to 6/30/2024  Moved approximately $174 million of non-accrual loans to held for sale at the agreed upon sales price, net of approximately $45 million in charge-offs Highlights $ in millions Asset Quality ($ in millions) MF CRE C&I Total Non- performing $541 $193 $46 $779 Performing $964 $521 $188 $1,673 Total $1,504 $692 $235 $2,452 % Performing 64% 73% 80% 68% 68% Current Non-accrual Loans (NAL) (9/30/2024)(1) Total $2,514 Commercial Non-accrual Loans (9/30/2024) Non-accrual Loans Rollforward $1,942 $1,003 $(431) $2,514 6/30/2024 New Nonaccrual Loans Other 9/30/2024 $ in millions Note 1: Excludes $189 million of non-accrual loans in loans held-for-sale

3rd Quarter 2024 19 $22.5 $19.0 $41.5 $13.9 Liquidity Net Uninsured Deposits Liquidity Sources Maintaining a Strong Liquidity Position  Our liquidity profile remains solid  Total liquidity of $41.5 billion with a coverage ratio of 299%  Cash(1) held on balance sheet of $22.5 billion  $19 billion borrowing capacity and high- quality liquid assets Highlights Cash Borrowing Capacity & High-Quality Liquid Assets $ in billions $27.6 Note 1: Reflects only cash held at the Federal Reserve

3rd Quarter 2024 20 ($ in millions) NYCB Flagstar 9/30/24 Net Interest Income $510 Noninterest Income(1) $135 Noninterest Expense(1) $656 Provision for Loan Losses $242 Net Income / (Loss) Attributable to Common Shareholders $(289) Diluted Earnings / (Loss) per Common Share $(0.79) Dividends Per Share $0.01 ROAA NM ROATCE NM Net Interest Margin 1.79% Cash & Cash Equivalents $23,080 Total Securities $10,525 Loans HFI, Net $69,852 Total Assets $114,367 Total Deposits $83,013 Total Borrowed Funds $20,333 Mezzanine Equity $1 Preferred Equity $503 Common Equity $8,068 ACL / Loans HFI 1.87% TBV Per Share (1) $18.18 B AL A N C E SH EE T SU M M AR Y IN C O M E ST AT EM EN T SU M M AR Y Note 1: See the reconciliations of these non-GAAP measures with the comparable GAAP measures on page xx of this release. Q3 2024 Financial Highlights

3rd Quarter 2024 21 Investment Profile  Pro-forma for the capital raise, NYCB currently trades at approximately 0.63x of tangible book value, compared to 1.79x for Category IV banks and 1.55x for banks with assets between $50 - $100 billion  Q3’24 TBV Per Share: $18.18  Q3’24 TBV: $7.5 billion  Over time, as we successfully execute on our strategic plan to transform into a diversified, high-performing regional bank, this valuation gap will close  NYCB has multiple levers to narrow this valuation gap: — Diversify the loan portfolio — Increase core, relationship-based deposits — Increase the level of income generated from fee-based business — Rationalize our cost structure Source: S&P Capital IQ Pro. Note: Market data as of 7/24/2024.

Appendix

3rd Quarter 2024 23 Note: $ in millions except share data | Please note that columns of data may not add due to rounding. Reconciliations of GAAP and Non-GAAP Measures Tangible Book Value Per Common Share 9/30/2024 Total stockholders equity $8,571 Less: Core deposit and other intangibles 519 Less: Preferred stock 503 Tangible common stockholders equity (A) $7,550 Common shares outstanding (B) 415,257,967 Tangible book value per common share (A / B) $18.18 Adjusted Noninterest Expense Three Months Ended 9/30/2024 Noninterest expense $716 Less: Intangible asset amortization 33 Less: Merger-related and restructuring expenses 18 Less: Certain items related to sale of mortgage warehouse business 9 Adjusted noninterest expense $656 Adjusted Noninterest Income Three Months Ended 9/30/2024 Noninterest Income $113 Less: Transaction costs associated with sale of mortgage warehouse business 23 Adjusted noninterest income $136

Peer Groups

Category IV Banks	Ticker
Citizens Financial	CFG
Fifth Third Bancorp	FITB
First Citizens Banc.	FCNC.A
Huntington Banc.	HBAN
KeyCorp	KEY
M&T Bank	MTB
Regions Financial	RF

Banks with $50B - $100B in Assets	Ticker
BOK Financial	BOKF
Columbia Banking System	COLB
Comerica	CMA
East West Bancorp	EWBC
First Horizon	FHN
Popular	BPOP
Synovus Financial	SNV
Valley National	VLY
Webster Financial	WBS
Western Alliance	WAL
Wintrust Financial	WTFC
Zions Bancorp	ZION

NYCB flagstar
3rd Quarter 2024 | 24

3rd Quarter 2024 25 Visit our website: ir.myNYCB.com E-mail requests to: ir@myNYCB.com Call Investor Relations at: (516) 683-4420 Write to: Investor Relations New York Community Bancorp, Inc. 102 Duffy Avenue Hicksville, NY 11801 For More Information